Dear Shareholders,


We are pleased to enclose the annual report on the operations of the ND Tax-Free Fund, Inc. for the year ended December 31st, 1997. The Fund's portfolio and related financial statements are presented within for your review.

Will Rogers once said, "All I know is what I read in the paper." Well, if your reading today's financial reports all you get is confused. Inflation or deflation? Higher rates or lower rates? Read a paper, watch television or get on a mailing list and you will find diverse opinions of economic forecasting are quite often contradictory.

As we enter the new year, the U.S. economy is enjoying nearly seven years of uninterrupted growth, the unemployment rate is the lowest since 1973, the stock market is at record highs, interest rates are low and inflation is the most docile in a generation. Yet, despite these events the financial markets are volatile.

Recent events in foreign equity markets and their impact on the U.S. stock market causes us to pause and question whether the recent drop in interest rates are sustainable at these levels, or will rates back up to higher levels experienced earlier this year. Our sense is that yields on municipal bonds will stay at their lower levels during the first half of 1998 when the bulk of the Asian events slow down the U.S. economy, then edge higher in the latter part of the year once the Asian drag subsides.

In spite of all this, tax-exempt yields on tax-free municipal bonds are relatively cheap (a good value) when compared to U.S. Treasury bonds. Long-term municipals historically offer 75% to 80% of the return available from a 30 year treasury bond. As of this writing that ratio is about 85%.

The ND Tax-Free Fund, Inc. began the year at $9.19 and then closed at $9.09. During part of the period the Fund utilized a partial hedge. Futures contracts in U.S. Treasury bonds were employed. In the first quarter as interest rates rose this had the effect of minimizing share price erosion. For the rest of the year as interest rates retreated share price increases were tempered. The overall effect to the Fund for the year was a greater degree of share price stability.

The Fund throughout the year has invested in high-grade North Dakota tax-exempt bonds. Diversification remains an important strategy for the Fund. Among our purchases in the primary and secondary markets throughout the year were bonds issued by housing authorities, retirement homes, school districts, hospitals and utilities.

Reasonable income exempt from federal and North Dakota income taxes with preservation of capital remain the chief objectives of the Fund.

We invite your personal calls and visits.


Sincerely,



Monte L. Avery                                   Robert E. Walstad
Chief Portfolio Strategist                       President




Terms & Definitions
-------------------

Average Annual Total Return
     A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis.

Contingent Deferred Sales Charge (CDSC)
     A charge applied at the time of the redemption of which assumes redemption at the end of the period.

Coupon Rate or Face Rate
     The rate of interest annually payable based on the face amount of the bond; expressed as a percentage.

Lehman Brother's Municipal Bond Index
     An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value
     Actual (or estimated) price at which a bond trades in the market place.

Maturity
     A measure of the term or life of a bond in years. When a bond "matures", the issuer repays the principal.

Net Asset Value (NAV)
     The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Quality Ratings
     A designation assigned by independent rating companies to give a relative indication of a bond's credit worthiness. "AAA", "AA" and "A" indicate highest quality. Ratings can range from a high of "AAA" to a low of "D".

Total Return
     Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

PERFORMANCE AND COMPOSITION
---------------------------

Portfolio Quality Ratings
(based on Total Long-Term Investments)
--------------------------------------
[pie chart]
AAA          38.2
AA           24.7
A            19.4
NR           11.8
BBB           5.9

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by ND Money Management, Inc., the investment advisor.

Portfolio Market Sectors
(as a % of Net Assets)
------------------------
[pie chart]

HC-Health Care     30.1
H-Housing          25.8
I-Industrial       17.5
O-Other             7.9
E-Education         6.0
U-Utilities         5.2
RE-Real Estate      4.8
WS-Water & Sewer    1.5
GO-General
   Obligation       1.2

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

COMPARATIVE INDEX GRAPH
-----------------------
[line graph]
               Comparison of change in value of a $10,000 investment in the ND Tax Free Fund and the Lehman Brothers Municipal Bond Index

                                 Lehman Brothers
               w/o CDSC          Municipal Bond Index
               -------------------------------------------------------------
1/3/1989      $10,000               $10,000
1989          $10,291               $11,080
1980          $11,109               $11,887
1991          $12,006               $13,331
1992          $12,718               $14,508
1993          $13,529               $16,289
1994          $13,262               $15,448
1995          $14,413               $18,146
1996          $15,367               $18,949
1997          $16,007               $20,693


Putting Performance into Perspective
The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

KEY STATISTICS
--------------

12-31-96 NAV(share value)            $9.19
12-31-97 NAV                         $9.09
Average Maturity                     20.7 years
Number of Issues                     86
Total Net Assets                     $88,434,552

AVERAGE ANNUAL TOTAL RETURNS
----------------------------

       For periods ending December 31, 1997
---------------------------------------------------
1 year            5 year            Since Inception
---------------------------------------------------
4.17  %*           4.71 %                 5.37 %
---------------------------------------------------

*The 1 year return does not include the effect of the 4% maximum Contingent Deferred Sales Charges. It would have been 0.21% if it had. Returns are historical and are not a guarantee of future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

Schedule of Investments  December 31, 1997

Name of Issuer
Percentages represent the market value of each                Rating       Coupon                     Principal         Market
investment category to total net assets                     Moody's/S&P     Rate       Maturity        Amount           Value
--------------------------------------------------------------------------------------------------------------------------------
NORTH DAKOTA MUNICIPAL BONDS (97.6%)

Bismarck, ND (St. Vincent Nursing Home) Facs. Rev.             NR/NR       8.500%      06/01/09     $    175,000    $    182,299
*Bismarck, ND (MedCenter One, Inc.) Ref. & Impvt. BIGI        Aaa/AAA      7.500       05/01/13        1,500,000       1,599,360
Bismarck, ND (St. Alexius Medl. Ctr.) Rev. Ref. AMBAC         Aaa/AAA      6.900       05/01/06          400,000         438,620
Bismarck, ND (Marillac Manor II) Facs. Rev.                    NR/NR       8.625       02/01/10          675,000         702,965
Bismarck, ND (Marillac Manor) Facs. Rev. Ref.                  NR/NR       7.700       02/01/16          250,000         272,235
Burleigh Cty., ND (St. Vincent  Nursing Home) Facs. Rev.       NR/NR       7.000       06/01/19          500,000         536,815
Burleigh Cty., ND (Missouri Slope Ctr.) Rev. Ref.              NR/NR       7.000       11/01/07          500,000         528,070
Burleigh Cty., ND (Missouri Slope Ctr.) Facs. Rev.             NR/NR       7.250       06/01/12          500,000         524,125
Burleigh Cty., ND (Univ. of Mary) Facs. Rev.                   NR/NR       5.750       12/01/11        1,000,000       1,022,470
Burleigh Cty., ND (Univ. of Mary) Facs. Rev.                   NR/NR       5.875       12/01/15        1,000,000       1,033,550
Carrington, ND Cath. Hlth. Corp. Facs. Rev.                   A-1/A+       6.250       11/15/15          500,000         554,775
Central Cass Cty., ND PSD #17 School Blding. G.O. MBIA        Aaa/AAA      6.500       05/01/13          430,000         478,698
Central Cass Cty., ND PSD #17 School Blding. G.O. MBIA        Aaa/AAA      6.500       05/01/14          460,000         514,427
Devils Lake, ND Cath. Hlth. Corp. Facs. Rev.                  A-1/A+       6.250       11/15/07        1,125,000       1,213,538
Dickinson, ND (BHS L\T Care, Inc.) Facs. Rev.                 A-1/NR       7.625       02/15/20        1,210,000       1,304,150
Dickinson, ND (BHS L\T Care, Inc.) Facs. Rev.                 A-1/NR       7.500       02/15/10          600,000         646,710
Dickinson, ND (St. Luke's Home) Rev.                           NR/NR       7.250       05/01/22          500,000         525,120
Fargo, ND (MeritCare  Obligation Group) Rev. MBIA             Aaa/AAA      5.550       06/01/16          500,000         522,915
Fargo, ND (MeritCare  Obligation Group) Rev. MBIA             Aaa/AAA      5.375       06/01/27        1,815,000       1,847,289
Fargo, ND (St. Luke's Hospital) Facs. Rev. Ref.                NR/A+       6.500       06/01/15        4,000,000       4,439,080
Fargo, ND Park Dist. (Golf Course) Rev.                        NR/NR       7.300       11/01/06          130,000         138,148
Fargo, ND Park Dist. (Golf Course) Rev.                        NR/NR       7.350       11/01/07          110,000         116,951
Fargo, ND Park Dist. (Golf Course) Rev.                        NR/NR       7.250       11/01/10          190,000         205,671
Grand Forks, ND (United Hospital) Facs. Rev. MBIA             Aaa/AAA      6.625       12/01/10          830,000         912,643
Grand Forks, ND (United Hospital) Facs. Rev. MBIA             Aaa/AAA      6.500       12/01/06          750,000         819,908
Grand Forks, ND (United Hospital) Facs. Rev. MBIA             Aaa/AAA      6.250       12/01/19        1,000,000       1,119,830
*Grand Forks, ND (United Hospital) Facs. Rev. MBIA            Aaa/AAA      6.450       12/01/23        1,525,000       1,732,934
Grand Forks, ND Regl. Airport Auth. Rev.                        A/NR       7.500       10/01/09          225,000         232,625
Grand Forks, ND Regl. Airport Auth. Rev.                        A/NR       7.500       10/01/10          240,000         248,134
Grand Forks, ND (Cirrus Project) Sales Tax Rev.               A-1/NR       5.900       05/01/17          695,000         727,491
Grand Forks, ND (Aurora Project) Sales Tax Rev. MBIA          Aaa/AAA      5.625       12/15/29        1,500,000       1,577,025
Grand Forks, ND (Valley Square Project) Hsg. Rev.              NR/NR       6.375       12/01/34          645,000         645,000
Hazen, ND (Sakakawea Medl. Ctr.) Facs. Rev.                    NR/NR       6.750       05/01/16          500,000         539,740
Jamestown, ND (College) Facs. Rev.                             NR/NR       6.625       10/01/14          800,000         882,416
Jamestown, ND (Heritage Centre) Rev.                           NR/NR       8.500       09/01/06          200,000         220,488
Lisbon, ND (Parkside  Lutheran Home) Rev.                      NR/NR       0.000       06/01/12          500,000         134,290
Mercer Cty., ND (Otter Tail Power) Rev.                      Aa-3/AA-      6.900       02/01/19          500,000         550,295
Mercer Cty., ND (Basin  Elec.) Rev.                             A/A        7.000       01/01/19          985,000       1,036,880
Mercer Cty., ND (MT-Dak.  Util.) Rev. FGIC                    Aaa/AAA      6.650       06/01/22        3,500,000       3,928,645
Mercer Cty., ND (NW  Public Svc.) Rev. Ref. MBIA              Aaa/AAA      5.850       06/01/23        4,600,000       4,916,066
Mercer Cty., ND (Basin  Elec.) Rev. AMBAC                     Aaa/AAA      6.050       01/01/19        5,425,000       5,925,782
Morton Cty., ND (MT-Dak. Util.) Rev. FGIC                     Aaa/AAA      6.650       06/01/22          600,000         673,482
Morton Cty., ND Multifamily Hsg. Rev. Ref.                     NR/NR       6.750       03/01/21          500,000         506,565
ND (HFA) Single Family Mrtge. Program                          Aa/A+       7.375       07/01/17          490,000         510,183
ND (HFA) Single Family Mrtge. Program                          Aa/A+       7.850       07/01/01          210,000         221,275
ND (HFA) Single Family Mrtge. Program                          Aa/A+       8.000       07/01/13          225,000         244,620
ND (HFA) Single Family Mrtge. Program                          Aa/A+       7.900       07/01/10          142,000         150,661
ND (HFA) Single Family Mrtge. Program                          Aa/A+       8.050       01/01/24          735,000         792,778
ND (HFA) Single Family Mrtge. Program                          Aa/A+       7.750       07/01/24          670,000         719,922
ND (HFA) Single Family Mrtge. Program                          Aa/A+       7.250       07/01/10          285,000         306,261
ND (HFA) Single Family Mrtge. Program                          Aa/A+       7.300       07/01/24        1,125,000       1,206,585
ND (HFA) Single Family Mrtge. Program                          Aa/A+       7.000       07/01/23          885,000         956,889
ND (HFA) Single Family Mrtge. Program                          Aa/A+       6.800       07/01/23        2,955,000       3,140,308
ND (HFA) Single Family Mrtge. Program                          Aa/A+       6.700       07/01/13          370,000         392,618
ND (HFA) Single Family Mrtge. Program                          Aa/A+       6.800       07/01/25        1,540,000       1,627,657
ND (HFA) Single Family Mrtge. Program                          Aa/A+       6.950       07/01/25        1,985,000       2,131,017
ND (HFA) Hsg. Finance Program                                  AA/NR       6.750       07/01/25        3,210,000       3,428,697
ND (HFA) Hsg. Finance Program                                  AA/NR       6.300       01/01/15          860,000         891,897
ND (HFA) Hsg. Finance Program                                  AA/NR       6.250       07/01/15          155,000         159,245
ND (HFA) Hsg. Finance Program                                  AA/NR       6.300       07/01/16          490,000         511,036
ND (HFA) Hsg. Finance Program                                  AA/NR       6.400       01/01/28          300,000         311,898
ND (HFA) Hsg. Finance Program                                  AA/NR       6.150       07/01/27          530,000         536,821
ND (HFA) Hsg. Finance Program                                Aa-3/NR       6.100       07/01/28        2,000,000       2,030,640
ND (HFA) Hsg. Finance Program                                Aa-3/NR       5.900       01/01/29          500,000         507,120
ND (HFA) Multifamily Rev. Ref. FNMA                            NR/AAA      6.200       12/01/20          825,000         855,797
ND Municipal Bond Bank Revolving Fund Program                 A-1/NR       6.300       10/01/15          530,000         588,634
ND Municipal Bond Bank Revolving Fund Program                 A-1/NR       6.250       10/01/14        3,525,000       3,763,043
ND Blding. Auth. Lease Rev. Ref. AMBAC                        Aaa/AAA      6.000       06/01/10        1,700,000       1,849,192
ND Blding. Auth. Lease Rev.                                     A/A        5.500       08/15/14          300,000         308,670
ND Blding. Auth. Lease Rev. CGIC                              Aaa/AAA      6.000       12/01/13          500,000         550,225
ND State Board of Hgr. Educ. (MSU) Facs. Rev. Ref.             NR/NR       6.750       08/01/05          755,000         808,077
ND State Board of Hgr. Educ. (MSU) Facs. Rev.                  NR/NR       5.500       08/01/13          400,000         415,704
ND Student Loan Rev. AMBAC                                    Aaa/AAA      6.300       07/01/12          100,000         106,579
ND Student Loan Rev. AMBAC                                    Aaa/AAA      6.350       07/01/13          250,000         267,978
ND Student Loan Rev.  AMBAC                                   Aaa/AAA      6.400       07/01/14          400,000         430,464
ND State Water Commission Devl. Rev. AMBAC                    Aaa/AAA      5.750       07/01/27        1,250,000       1,322,638
Univ. of ND Lease Financing C.O.P.'s                            A/A-       7.300       09/01/10        1,425,000       1,533,229
Univ. of ND (State Board of  Hgr. Educ.) Ref. AMBAC           Aaa/AAA      7.850       04/01/14          340,000         355,864
Valley City, ND Western Hlth. Care Facs. Rev. BIGI            Aaa/AAA      7.625       01/01/19          200,000         204,000
Wahpeton, ND (Town Centre Square) Rev. Ref.                    NR/NR       8.500       02/01/14          250,000         265,900
Wahpeton, ND PSD #37 G.O.                                       A/NR       6.000       05/01/16          100,000         108,421
Ward Cty., ND (St. Joseph  Hospital) Facs. Rev. Ref.           NR/BBB-     7.250       11/01/06        1,000,000       1,082,680
Ward Cty., ND (St. Joseph  Hospital) Facs. Rev.                NR/BBB-     7.250       11/01/06        1,000,000       1,082,680
Ward Cty., ND (St. Joseph  Hospital) Facs. Rev.                NR/BBB-     7.500       11/01/15        1,000,000       1,105,620
Ward Cty., ND (St. Joseph  Hospital) Facs. Rev.                NR/BBB-     7.500       11/01/15        1,450,000       1,603,149
Ward Cty., ND (St. Joseph  Hospital) Facs. Rev.                NR/BBB-     8.875       11/15/24          200,000         216,000
                                                                                                                    ------------
TOTAL NORTH DAKOTA MUNICIPAL BONDS (COST: $81,426,903)                                                              $ 86,280,890
                                                                                                                    ------------
SHORT-TERM SECURITIES (1.0%)
 Federated Tax-Free Fund #15                                                                                        $    260,574
 Federated Intermediate Municipal Trust #78                                                                              600,000
                                                                                                                    ------------
 TOTAL SHORT-TERM SECURITES (Cost: $860,574)                                                                        $    860,574
                                                                                                                    ------------
 TOTAL INVESTMENTS IN SECURITIES (Cost: $82,287,477)                                                                $ 87,141,464
 OTHER ASSETS LESS LIABILITIES                                                                                      $  1,293,088
                                                                                                                    ------------
 NET ASSETS                                                                                                         $ 88,434,552
                                                                                                                    ============

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 1997

Statement of Assets and Liabilities December 31, 1997
-----------------------------------------------------

ASSETS
     Investments in securities, at value (cost:$82,287,477)        $     87,141,464
     Accrued dividends receivable                                             2,204
     Accrued interest receivable                                          1,533,161
     Variation margin on futures                                            462,500
                                                                   ----------------
        Total Assets                                               $     89,139,329
                                                                   ----------------

LIABILITIES
     Bank overdraft                                                $         88,888
     Dividends payable                                                      404,704
     Accrued expenses                                                       110,263
     Payable for fund shares redeemed                                       100,922
                                                                   ----------------
        Total Liabilities                                          $        704,777
                                                                   ----------------

NET ASSETS                                                         $     88,434,552
                                                                   ================

Net assets are represented by:
     Capital stock outstanding, at par                             $          9,733
     Additional paid-in capital                                          89,951,937
     Accumulated undistributed net realized gain(loss)
      on investments                                                    (6,381,105)
     Unrealized appreciation on investments                               4,853,987
                                                                   ----------------
          Total amount representing net assets applicable to
           9,733,454 outstanding shares of $.001 par value
          common stock (100,000,000  shares authorized)            $     88,434,552
                                                                   ================

Net asset value per share                                          $           9.09
                                                                   ================

Statement of Operations for the year ended December 31, 1997

INVESTMENT INCOME
    Interest                                                       $     5,406,630
    Dividends                                                               34,974
                                                                   ---------------
         Total Investment Income                                   $     5,441,604
                                                                   ---------------

EXPENSES
    Investment advisory fees                                       $       544,971
    Distribution fees (12b-1)                                              452,996
    Custodian fees                                                          16,544
    Transfer agent fees                                                     98,606
    Accounting service fees                                                 65,330
    Audit and legal fees                                                    15,633
    Directors fees                                                           6,106
    Insurance                                                                8,251
    Printing and postage                                                    16,282
    License, fees, and registrations                                         5,553
                                                                   ---------------
        Total expenses                                             $     1,230,272
    Less expenses waived or absorbed
    by the Fund's manager                                                   50,649
                                                                   ---------------
        Total Net Expenses                                         $     1,179,623
                                                                   ---------------
NET INVESTMENT INCOME                                              $     4,261,981
                                                                   ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions                                       $        70,112
     Futures transactions                                               (2,011,591)
     Net change in unrealized appreciation (depreciation) of:
     Investments                                                         1,250,146
     Futures                                                               100,169
                                                                   ---------------
         Net Realized and Unrealized Gain (Loss) On Investments
         And Futures                                               $      (591,164)
                                                                   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $     3,670,817
                                                                   ===============

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 1997

Statement of Changes in Net Assets
For the years ended December 31, 1997 and 1996
----------------------------------------------

                                                                                   For The Year            For the Year
                                                                                      Ended                   Ended
                                                                                 December 31, 1997       December 31,1996
                                                                                 ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income                                                        $     4,261,981         $     4,648,578
    Net realized gain (loss) on investments and futures                               (1,941,479)             3,142,612
    Net unrealized appreciation (depreciation) on investments and futures              1,350,315             (1,799,734)
                                                                                 ----------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From Operations         $     3,670,817        $     5,991,456
                                                                                 ----------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment income                                         $    (4,261,981)       $    (4,648,578)
    Distributions in excess of net investment income                                    (452,996)              (303,489)
    Distributions from net realized gain on investment transactions                            0                      0
                                                                                 ---------------------------------------
         Total Dividends and Distributions                                       $    (4,714,977)       $    (4,952,067)
                                                                                 ----------------------------------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares                                                 $     4,728,769        $     3,336,320
    Proceeds from reinvested dividends                                                 3,117,985              3,190,615
    Cost of shares redeemed                                                           (9,999,185)           (10,466,886)
                                                                                 ----------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From
          Capital Share Transactions                                             $    (2,152,431)       $    (3,939,951)
                                                                                 ----------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          $    (3,196,591)       $    (2,900,562)

NET ASSETS, BEGINNING OF PERIOD                                                       91,631,143             94,531,705
                                                                                 ----------------------------------------
NET ASSETS, END OF PERIOD                                                        $    88,434,552        $    91,631,143
                                                                                 ========================================

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements December 31, 1997

Note 1. ORGANIZATION

ND Tax-Free Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on October 7, 1988, and commenced operations on January 3, 1989. The Fund's objective is to provide as high a level of current income exempt from federal and North Dakota income taxes as is consistent with preservation of capital. The Fund will seek to achieve this by investing primarily in a portfolio of North Dakota tax-exempt securities.

Shares of the Fund are offered with no initial sales charge. Shares may be subject to a contingent deferred sales charge, if those shares are redeemed within five years of purchase.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation - Investments in securities traded on national securities exchanges are valued at the last reported sales price at the close of each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the portfolio management team. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

Federal and state income taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies, and to distribute all of its net investment income and any net realized gain on investments, to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at December 31, 1997, a net capital loss carryforward totaling $6,381,105, which may be used to offset capital gains realized during subsequent years through December 31, 2005.


Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Investment income - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3. SHARE TRANSACTIONS

As of December 31, 1997, there were 100,000,000 shares of $.001 par authorized; 9,733,454 and 9,970,201 were outstanding at December 31, 1997 and December 31, 1996, respectively.
Transactions in capital shares were as follows:

                                                      Shares
                                       --------------------------------------
                                         For the Year         For The Year
                                            Ended                Ended
                                       December 31, 1997    December 31, 1996
                                       --------------------------------------
Shares sold                                 515,034              366,454
Shares issued on reinvestment
 of dividends                               339,531              349,952
Shares redeemed                          (1,091,312)          (1,148,695)
                                       --------------------------------------
Net increase (decrease)                    (236,747)            (432,289)
                                      =======================================


Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

ND Money Management, Inc., the Fund's investment adviser, ND Capital, Inc., the Fund's underwriter, and ND Resources, Inc., the Fund's transfer and accounting services agent, are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged ND Money Management, Inc., to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund's average daily net assets. The Fund has recognized $544,971 of investment advisory fees for the year ended December 31, 1997. The Fund has a payable to ND Money Management, Inc. of $47,339 at December 31, 1997 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act, whereby the Fund shall pay to ND Capital, Inc. (Capital), its principal underwriter, an annual fee for certain expenses incurred by Capital in connection with the distribution of the Fund's shares. The annual fee paid to Capital under the Plan is calculated daily and paid monthly by the Fund at the annual rate of 0.85% of the average daily net assets of the Fund. The Fund has recognized $452,996 of 12b-1 fee expenses after partial waiver for the year ended December 31, 1997. The Fund has a payable to Capital of $39,449 at December 31, 1997 for 12b-1 fees. In addition, the Fund has engaged Capital as agent for the purchase of certain investment securities. For the year ended December 31, 1997 commissions earned by Capital totaled $31,938 and are included in the cost basis of the securities acquired.

ND Resources, Inc., (the transfer agent), provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $98,606 of transfer agency fees for the year ended December 31, 1997. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $65,330 of accounting service fees for the year ended December 31, 1997.



Note 5. INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $11,819,027 and $11,724,172, respectively, for the year ended December 31, 1997.


Note 6. INVESTMENT IN SECURITIES

At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $82,287,477, and the net unrealized appreciation of investments based on the cost was $4,853,987, which is comprised of $5,187,167 aggregate gross unrealized appreciation and $333,180 aggregate gross unrealized depreciation.

Financial Highlights Selected per share data and ratios for the period indicated
--------------------------------------------------------------------------------

                                                                                  For the Year Ended December 31,
                                                                    1997          1996          1995          1994          1993
                                                                   ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $  9.19       $  9.09       $  8.83       $  9.52       $  9.49-
                                                                   ----------------------------------------------------------------
Income from Investment Operations:
     Net Investment Income                                         $   .43           .46       $   .47       $   .48       $   .52
     Net realized and unrealized gain (loss) on investments
     and futures transactions                                         (.05)          .13           .28          (.67)          .05
                                                                   ----------------------------------------------------------------
         Total Income(Loss) From Investment Operations             $   .38       $   .59       $   .75       $  (.19)      $   .57
                                                                   ----------------------------------------------------------------
Less Distributions:
     Dividends from net investment income                          $  (.43)      $  (.46)      $  (.47)      $  (.48)      $  (.52)
     Distributions  in excess of net investment income                (.05)         (.03)         (.02)         (.02)         (.02)
                                                                   ----------------------------------------------------------------
         Total Distributions                                       $  (.48)      $  (.49)      $  (.49)      $   .50)      $  (.54)
                                                                   ----------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $  9.09       $  9.19       $  9.09       $  8.83       $  9.52
                                                                   ================================================================
Total Return                                                       4.17%(A)      6.62% (A)     8.68%(A)     (2.07)%(A)     5.94%(A)

Ratios/Supplemental Data:
     Net assets, end of period (in thousands)                      $88,435       $91,631       $94,532        $91,865      $85,042
     Ratio of net expenses (after expense assumption) to
      average net assets                                           1.30%(B)      1.13%(B)      1.05%(B)       1.06%(B)     1.01%(B)
     Ratio of net investment income to average net assets          4.70%         5.00%         5.20%          5.19%        5.39%
     Portfolio turnover rate                                      13.18%        12.92%         8.02%          5.55%       18.59%

(A)  Excludes contingent deferred sales charge of 4%.
(B) During the periods indicated above, ND Holdings, Inc. assumed expenses of $50,649, $40,861, $3,799, $31,115, and $30,707, respectively. If the expenses had not been assumed, the annualized ratios of total expenses to average net assets would have been 1.36%, 1.18%, 1.05%, 1.10%, and 1.05%, respectively.

The accompanying notes are an integral part of these financial statements.



INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors of ND Tax Free Fund, Inc.


We have audited the accompanying statement of assets and liabilities of ND Tax Free Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the year ended December 31, 1993, were audited by other auditors whose report dated January 20, 1994, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures
in the financial statements.   Our procedures included confirmation of
securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ND Tax Free Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the four years in the period then ended, in conformity with generally accepted accounting principles.



BRADY, MARTZ & ASSOCIATES, P.C.

February 12, 1998